UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant

[X]

Filed by a Party other than the Registrant

[  ]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]

Definitive Proxy Statement

[X]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to Section 240.14a-12

National Patent Development Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)

Title of each class of securities to which transaction applies:

_____________________________________

(2)

Aggregate number of securities to which transaction applies:

_____________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________

(4)

Proposed maximum aggregate value of transaction:

_____________________________________

(5)

Total fee paid:

_____________________________________

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

_____________________________________

(2)

Form, Schedule or Registration Statement No.:

_____________________________________

(3)

Filing Party:

_____________________________________

(4)

Date Filed:

_____________________________________

IMPORTANT ANNUAL NATIONAL PATENT
DEVELOPMENT CORPORATION’S MEETING
INFORMATION — YOUR VOTE COUNTS!

National Patent Development Corporation Stockholder Meeting Notice	123456	C0123456789	12345

Important Notice Regarding the Availability of Proxy Materials for the National Patent Development Corporation (“National Patent”) Annual Meeting of Stockholders to be Held on December 28, 2009

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders of National Patent are available via the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on, and the location of, the annual meeting are on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you via the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and National Patent’s Annual Report for the year ended December 31, 2008 (without exhibits), and any amendments to the foregoing materials that are required to be furnished to stockholders are available at:

www.envisionreports.com/NPDV

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/NPDV to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before December 18, 2009 to facilitate timely delivery.

0 2 3 5 2 9

National Patent Development Corporation Stockholder Meeting Notice

Meeting Location:

National Patent’s Annual Meeting of Stockholders will be held on December 28, 2009 at Day Pitney LLP, 19th floor, 7 Times Square, New York, NY 10036-7311, at 9:00 a.m. EST.

The Board of Directors has fixed the close of business on November 2, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

THE NATIONAL PATENT BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEM 2.

1. Election of Directors:	01 - Harvey P. Eisen	02 - John C. Belknap	03 - Talton R. Embry
	04 - Scott N. Greenberg	05 - Lawrence G. Schafran	06 - James Schreiber

2.  To ratify the appointment of Eisner LLP as National Patent’s independent registered public accounting firm for the 2009 fiscal year.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone, or you must request a paper copy of the proxy materials to receive a proxy card.

Stockholders of record as of the Record Date are invited to attend the Annual Meeting. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

  Internet – Go to www.envisionreports.com/NPDV. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

  Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

  Email – Send email to investorvote@computershare.com with “Proxy Materials National Patent Development Corporation” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

  To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by December 18, 2009.